UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 16, 2006




                        Pioneer Natural Resources Company
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                   1-13245                75-2702753
----------------------------        ------------        -------------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
      of incorporation)             File Number)        Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas                75039
------------------------------------------------             ----------
   (Address of principal executive offices)                  (Zip Code)


                                 (972) 444-9001
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting  material pursuant to Rule 14a-12  under the  Exchange Act(17 CFR
    240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                        Page

Item 8.01.  Other Events.............................................    3

Item 9.01.  Financial Statements and Exhibits........................    3

            (d)   Exhibits...........................................    3

Signature............................................................    4

Exhibit Index........................................................    5

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                        PIONEER NATURAL RESOURCES COMPANY



Item 8.01.    Other Events

     On January 16, 2006, Pioneer Natural Resources Company ("Pioneer") and its subsidiaries (collectively, the "Company") entered into Stock Purchase Agreements and related agreements with Apache Corporation and its subsidiaries (collectively, "Apache"), as a result of which Apache will purchase all of Pioneer's Argentine operations and assets for cash proceeds of approximately US$675 million. Some of the properties, most important the assets in Tierra del Fuego, are subject to rights of first refusal. In addition to normal closing conditions, Pioneer's sale of its Neuquen basin assets and operations is conditioned on the completion of the sale of Tierra del Fuego either to Apache or to the holders of the rights of first refusal. The transaction is expected to close during the first quarter or early second quarter of 2006.

Item 9.01.  Financial Statements and Exhibits

       (d)  Exhibits

            99.1  News Release dated January 17, 2006.

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                       PIONEER NATURAL RESOURCES COMPANY

                                S I G N A T U R E


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PIONEER NATURAL RESOURCES COMPANY



Date:  January 20, 2006         By:   /s/ Darin G. Holderness
                                    ------------------------------
                                    Darin G. Holderness
                                    Vice President and Chief Accounting Officer

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                       PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX



Exhibit No.              Description
-----------              -----------

 99.1(a)                 News Release dated January 17, 2006.


-------------
(a) filed herewith

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